                 FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT

         THIS FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT, dated as of May 4, 2004 (this "Amendment"), is by and among Buckeye Partners, L.P., a Delaware limited partnership (the "Borrower"), SunTrust Bank, as administrative agent (the "Administrative Agent") and the undersigned financial institutions and is entered into pursuant to Section 12.04 of that certain Credit Agreement, dated as of September 3, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the Administrative Agent and the lenders from time to time party thereto (the "Lenders"). Terms that are capitalized but undefined herein shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS

         WHEREAS, in connection with the Transaction referred to below, the Borrower's general partner is changing from a Delaware corporation to a Delaware limited liability company;

         WHEREAS, the holders of all of the outstanding equity interests in Glenmoor, Ltd., a Delaware corporation ("Glenmoor") and the parent of Buckeye Pipe Line Company, the Borrower's general partner, have agreed to sell all of the outstanding equity interests in Glenmoor to BPL Acquisition L.P. (the "Buyer"), an entity newly formed by Carlyle/Riverstone Global Energy and Power Fund II, L.P., pursuant to the Stock Purchase Agreement, dated as of March 5, 2004, by and among the Buyer, Glenmoor and the stockholders of Glenmoor (the "Stock Purchase Agreement");

         WHEREAS, the sale of all of the outstanding equity interests in Glenmoor to Buyer, as contemplated by the Stock Purchase Agreement, shall be referred to herein as the "Transaction";

         WHEREAS, consummation of the Transaction would result in a Change of Control under the Credit Agreement;

         WHEREAS, a Change of Control would constitute an Event of Default under
Section 10.01(j) of the Credit Agreement;

         WHEREAS, the Borrower has requested that the Lenders (i) consent to the consummation of the Transaction, (ii) waive the provisions of Section 10.01(j) as they apply to the Transaction and (iii) amend certain provisions of the Credit Agreement as set forth herein; and

         WHEREAS, Section 12.04 of the Credit Agreement requires that a consent, waiver or amendment with respect to the Credit Agreement be in writing and signed by the Required Lenders and the Borrower.

         NOW, THEREFORE, intending to be legally bound hereby, each of the undersigned hereby agree as follows:

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         1.       Amendment to Section 1.01 of the Credit Agreement. Section
1.01 of the Credit Agreement is hereby amended by (a) deleting the definitions of "BPLC" and "Change of Control" and inserting in lieu thereof the following new definitions of "BPLC" and "Change of Control" and (b) adding the following new definitions of "Board of Directors" and "First Amendment Effective Date":

                  "BOARD OF DIRECTORS" means, with respect to any Person, such Person's board of directors, managers or members, as applicable.

                  "BPLC" shall mean Buckeye Pipe Line Company LLC, a Delaware limited liability company, formerly a Delaware corporation.

                  "CHANGE OF CONTROL" shall mean either (i) a change resulting when any Unrelated Person or any Unrelated Persons acting together that would constitute a Group together with any Affiliates thereof (in each case also constituting Unrelated Persons) shall at any time Beneficially Own more than 50% of the aggregate voting power of all classes of Voting Stock of BMC, (ii) BMC or Glenmoor, Ltd. shall cease to own 100% of the outstanding equity interests of BPLC on a fully diluted basis or (iii) BPLC shall cease to own 100% of the general partnership interest of the Borrower. As used herein (A) "Beneficially Own" means "beneficially own" as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange; (B) "Group" means a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended; (C) "Unrelated Person" means at any time any Person other than (1) Glenmoor, Ltd. and the stockholders thereof as of the First Amendment Effective Date, (2) their respective spouses, lineal descendants, and spouses of their lineal descendants, (3) the estates of the Persons described in clauses (1) and (2), and (4) trusts established solely for the benefit of any Person or Persons described in clauses (1) and (2); and (D) "Voting Stock" of any Person shall mean capital stock of such Person that ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  "FIRST AMENDMENT EFFECTIVE DATE" shall mean May 4, 2004.

         2. Amendment to Section 6.03(b) of the Credit Agreement. Section 6.03(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 6.03(b):

                                       2
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                  (b)      the Agent shall have received such other documents
         and legal opinions in respect of any aspect or consequence of the transactions contemplated by Section 2.04 as the Agent shall reasonably request, including, without limitation, copies of the resolutions, in form and substance satisfactory to the Agent, of the directors, managers or members, as the case may be, of the Borrower's general partner authorizing the extension of the Termination Date; and

         3. Amendment to Section 7.22(c) of the Credit Agreement. Section 7.22(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 7.22(c):

                  (c) BMC owns 100% of the equity interests of the General Partner as of the date hereof.

         4. Waiver and Consent. Subject to the terms and conditions set forth below, each of the undersigned Lenders hereby consents to the consummation of the Transaction, waives the provisions of Section 10.01(j) of the Credit Agreement as they apply to the Transaction and agrees that the consummation of the Transaction shall not, pursuant to said Section 10.01(j) or otherwise, be deemed to be an Event of Default under the Credit Agreement.

         5. Limited Nature of Waiver and Consent. The provisions of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents. Without limiting the generality of the foregoing, the waiver and consent set forth above shall be limited precisely as set forth above, and nothing herein shall be deemed (i) to constitute (A) a waiver of or consent to any future Change of Control or (B) a waiver of compliance by the Borrower, any Guarantor or any Restricted Subsidiary with respect to any other provision or condition of any other Loan Document, or (ii) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with any of the Loan Documents.

         6. Effectiveness. This Amendment shall become effective as of the date first set forth above when (i) the Required Lenders and the Borrower shall have executed and delivered to the Administrative Agent a counterpart of this Amendment, (ii) all Guarantors shall have executed and delivered to the Administrative Agent the consent to this Amendment in substantially the form of Exhibit A attached hereto, (iii) the Administrative Agent shall have received a certificate from an officer of the General Partner setting forth (A) resolutions of its board of directors, managers or members, as the case may be, confirming and ratifying the actions of the Borrower and each Guarantor with respect to the execution and delivery of the Loan Documents to which each such Person is a party and the consummation of the transactions contemplated therein, (B) the officers of the General Partner (1) who are authorized to sign Loan Documents to which it is a party and (2) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representatives for the purposes of signing documents and

                                       3
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giving notices and other communications in connection with the Credit Agreement and the transactions contemplated thereby, (C) the certificate of formation and operating agreement or the limited liability company agreement, as applicable, of the General Partner, each certified as being true and complete and (iv) the Administrative Agent shall have received certificates of the appropriate state agencies with respect to the existence, qualification and good standing, as appropriate, of the General Partner.

         7. Representations and Warranties. The Borrower represents and warrants that (a) the representations and warranties contained in Article VII of the Credit Agreement, as amended hereby (with each reference therein to (i) "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement as amended hereby and (ii) "Loan Documents", "thereunder" and words of like import being deemed to include this Amendment and the Credit Agreement, as amended hereby) are true and correct on and as of the date hereof as though made on and as of such date, and (b) after giving effect hereto, no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Event of Default.

         8. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

         9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

                               [signatures follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                            BORROWER

                                            BUCKEYE PARTNERS, L.P.

                                            By: BUCKEYE PIPE LINE COMPANY LLC,
                                                its General Partner

                                                By: /s/ Stephen C. Muther
                                                   _____________________________
                                                   Name:
                                                   Title: Senior Vice President,
                                                          Administration and
                                                          Secretary

       [SIGNATURE PAGE TO FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT]

                                               LENDERS

                                               SUNTRUST BANK

                                               By /s/ David Edge
                                                 _______________________________

       [SIGNATURE PAGE TO FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT]

                                               KEYBANK NATIONAL ASSOCIATION

                                               By /s/ Keven D. Smith
                                                  ______________________________
                                                  Name: Keven D. Smith
                                                  Title: Vice President

       [SIGNATURE PAGE TO FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT]

                                               BNP PARIBAS

                                               By  /s/ Larry Robinson
                                                  ______________________________
                                                  Name: Larry Robinson
                                                  Title: Director


                                               By  /s/ Greg Smothers
                                                  ______________________________
                                                  Name: Greg Smothers
                                                  Title: Vice President

       [SIGNATURE PAGE TO FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT]

                                               NATIONAL AUSTRALIA BANK LTD.

                                               By ______________________________
                                                  Name:
                                                  Title:

       [SIGNATURE PAGE TO FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT]

                                              PNC BANK, NATIONAL ASSOCIATION

                                              By  /s/ Norm Harkleroad
                                                 ______________________________
                                                 Name: Norm Harkleroad
                                                 Title: Assistant Vice President

       [SIGNATURE PAGE TO FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT]

                                             WACHOVIA BANK, NATIONAL ASSOCIATION

                                             By  /s/ Carol S. Orellana
                                                ______________________________
                                                Name: Carol S. Orellana
                                                Title: Vice President

       [SIGNATURE PAGE TO FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT]

                                               FLEET NATIONAL BANK

                                               By /s/ Terrence Ronan
                                                  ______________________________
                                                  Name: Terrence Ronan
                                                  Title: Managing Director

       [SIGNATURE PAGE TO FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT]

                                               CITIBANK, N.A.

                                               By /s/ Joronne Jeter
                                                  ______________________________
                                                  Name: Joronne Jeter
                                                  Title: Attorney-in-Fact

       [SIGNATURE PAGE TO FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT]

                                               JPMORGAN CHASE BANK

                                               By /s/ Lee P. Brennan
                                                  ______________________________
                                                  Name: Lee P. Brennan
                                                  Title: Vice President

       [SIGNATURE PAGE TO FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT]

       [SIGNATURE PAGE TO FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT]

ACKNOWLEDGED BY:

ADMINISTRATIVE AGENT

SUNTRUST BANK

By: /s/ David Edge
    ____________________________
    Name: David Edge
    Title: Managing Director

       [SIGNATURE PAGE TO FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT]

                                    EXHIBIT A

                                 FORM OF CONSENT

                            Dated as of May __, 2004

         The undersigned parties (each, a "COMPANY"), as guarantor under the Guaranty, dated as of September 3, 2003, made by the Company to SunTrust Bank, as administrative agent (the "ADMINISTRATIVE AGENT") for the lenders (the "LENDERS") party to the Credit Agreement, dated as of September 3, 2003 (the "CREDIT AGREEMENT"), among BUCKEYE PARTNERS, L.P. (the "BORROWER"), the Lenders and the Administrative Agent, hereby consents to the amendment of the Credit Agreement by the First Amendment and Limited Waiver and Consent, dated as of May __, 2004 (the "AMENDMENT"), among the Borrower, the Lenders signatories thereto and the Administrative Agent, and hereby confirms and agrees that (i) the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment and (ii) the Guaranty is, and shall continue to, be an unconditional and irrevocable guaranty of all of the Obligations (as defined in the Guaranty).

                                                [NAMES OF GUARANTOR]

                                                By _____________________________
                                                   Name:
                                                   Title: